Filed Pursuant to Rule 497(e)

Registration No. 333-228684

GABELLI INNOVATIONS TRUST

Gabelli Media Mogul Fund

Gabelli Pet Parents’TM Fund

Gabelli Food of All Nations Fund
Gabelli RBI Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 30, 2024, to the Funds’
Statutory Prospectus and Statement of Additional Information

This supplement amends certain information in the Funds’ statutory prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”). Unless otherwise indicated, all other information included in the Funds’ Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Funds’ Prospectus, as applicable.

Liquidity Program

The Funds may participate in a liquidity management program offered by ReFlow Fund, LLC. To reflect this change, please note the following changes to the Funds’ Prospectus and SAI:

The following two paragraphs are added under the section titled “Investment Objectives, Investment Strategies, and Related Risks” in the Funds’ Prospectus:

ReFlow Liquidity Program. The Funds may participate from time to time in a program offered by ReFlow Fund, LLC (“ReFlow”). Pursuant to the program and subject to certain conditions, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by purchasing fund shares at net asset value in an amount up to the value of the net shares redeemed. Following purchases of fund shares, ReFlow then redeems those shares when a fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a fund’s or ReFlow’s discretion. While ReFlow holds a fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in the Funds by ReFlow are exempt from the Funds’ 2.00% short term trading fee policy as described in this Prospectus.

In the event a Fund uses the ReFlow program, such Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of a Fund’s shares purchased by ReFlow. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to a Fund’s investment objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. When ReFlow redeems all or part of a position in a Fund, such Fund may pay all or a portion of such redemption in kind. Each Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow.

The following sentence is added under the section titled “Redemption of Shares” in the Prospectus:

The purchase and redemption of shares under the ReFlow Liquidity Program are exempt from the 2.00% short term trading fee policy as these transactions do not raise market timing or excessive trading concerns.

The following is added under the section titled “Redemption of Shares—Redemption In Kind” in the Prospectus:

Redemptions in kind by ReFlow are subject to the procedures described in the section titled “Investment Objectives, Investment Strategies, and Related Risks—ReFlow Liquidity Program.”

In addition, the following paragraph is added to the SAI under the section titled “Investment Strategies and Risks”:

ReFlow Liquidity Program. The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund at net asset value up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a fund’s or ReFlow’s discretion. In return for this service, a participating Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of a Fund’s shares purchased by ReFlow, although such Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of the Fund’s shareholders. While ReFlow holds a Fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in a Fund by ReFlow are exempt from the 2.00% short term trading fee policy as described in the Prospectus as these transactions do not raise market timing or excessive trading concerns. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet a Fund’s liquidity needs on a particular day. Each Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. Each Fund’s participation in the ReFlow program will be reviewed periodically by the Board.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE